UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2011

CASCADE BANCORP
(Exact name of registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices)
(Zip Code)

(541) 385-6205
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

Registration Rights Agreement

On April 20, 2011, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Michael F. Rosinus R/O IRA (“Rosinus”), in connection with the closing of the transactions contemplated by the Securities Purchase Agreement (the “Securities Purchase Agreement”) dated as of November 16, 2010, as amended, between the Company and Rosinus.  Under the Registration Rights Agreement, the Company is required to use its reasonable best efforts to promptly file with, and cause to be declared effective by, the Securities and Exchange Commission, not later than 30 days after the date thereof, a shelf registration statement providing for the resale by Rosinus of the shares of common stock of the Company (“Common Stock”) issued by the Company to Rosinus in connection with closing of the transactions under the Securities Purchase Agreement. The Registration Rights Agreement also provides Rosinus with customary piggyback registration rights. The Company has already filed a shelf registration statement to which Mr. Rosinus will be added.  The shelf registration statement was filed on March 23, 2011, as required by a registration rights agreement between the company and the other investors party to the SPAs.  The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02            Unregistered Sales of Equity Securities.

On April 20, 2011, the Company sold 50,000 shares of Common Stock at a price of $4.00 per share, for total gross proceeds of $200,000.  The shares were sold to Rosinus subject to the Securities Purchase Agreement, the terms of which were disclosed pursuant to a Form 8-K filed on November 19, 2010.  The Securities Purchase Agreement is one of several securities purchase agreements dated November 16, 2010 among the Company and nine investors (including Rosinus) (collectively, the “SPAs”).  The closing of the sale of Common Stock to Rosinus was delayed pending receipt of regulatory approval by Mr. Rosinus.  The closing of the sale to Mr. Rosinus concludes the Company’s sale of Common stock pursuant to the SPAs.

The shares of Common Stock sold pursuant to the Securities Purchase Agreement were sold pursuant to the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder.

Item 9.01    Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

Not applicable.

(b)           Pro Forma Financial Information

Not applicable.

(c)           Shell Company Transactions

Not applicable.

(d)           Exhibits

10.1	Registration Rights Agreement, dated as of April 20, 2011, by and among Cascade Bancorp and Michael F. Rosinus R/O IRA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CASCADE BANCORP

By:	/s/ Patricia L. Moss
Patricia L. Moss
President and CEO

Date:     April 26, 2011